(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2002


MuniYield Florida
Insured Fund


www.mlim.ml.com


MuniYield Florida Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Florida Insured Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MUNIYIELD FLORIDA INSURED FUND


The Benefits
And Risks of
Leveraging


MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of gener-ally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Florida Insured Fund, April 30, 2002


DEAR SHAREHOLDER


For the six months ended April 30, 2002, the Common Shares of MuniYield Florida Insured Fund earned $0.450 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 6.23%, based on a period-end net asset value of $14.57 per share. Over the six-month period ended April 30, 2002, the total investment return on the Fund's Common Shares was +0.68%, based on a change in per share net asset value from $14.94 to $14.57, and assuming reinvestment of $0.450 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred Shares had an average yield of 1.41%.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April 30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
During the six-month period ended April 30, 2002, we maintained a neutral position for the Fund relative to the municipal bond market. We continued our strategy of seeking to reduce the Fund's volatility by selling interest rate-sensitive issues. With the proceeds, we purchased bonds maturing in the 15-year - 20-year range. During the period, approximately $6.4 billion of long-term tax-exempt bonds was issued in Florida compared to $5.9 billion in tax-exempt bonds during the same six-month period a year ago. Despite the increased supply, retail and institutional demand remained strong. The positive technical environment provided us with the opportunity to execute our strategy. Going forward, we look to begin selling some of the Fund's 10-year - 15-year bonds and purchase larger couponed bonds maturing in 20 years - 30 years. This should enhance the Fund's income stream and help to protect asset valuations during periods of market volatility. We anticipate remaining fully invested in an effort to enhance shareholder income.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 1% - 1.25% range. This decline, in combination with a steep tax-exempt yield curve, generated a material income benefit to the Fund's Common Shareholders from the leveraging of the Preferred Shares. While modest increases in short-term interest rates are expected later this year, these increases are unlikely to result in significantly higher borrowing costs for the Fund. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)



MuniYield Florida Insured Fund, April 30, 2002


In Conclusion
We appreciate your continuing interest in MuniYield Florida Insured Fund, and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and Portfolio Manager



May 29, 2002


PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield Florida
Insured Fund's Common Shareholders voted on the following proposal.
The proposal was approved at a shareholders' meeting on April 25, 2002. A description of the proposal and number of shares voted are as follows:

                                                               Shares Voted            Shares Withheld
                                                                   For                   From Voting
1. To elect the Fund's Trustees:         Terry K. Glenn          8,185,239                  77,990
                                         J. Thomas Touchton      8,184,139                  79,090
                                         Fred G. Weiss           8,182,939                  80,290



During the six-month period ended April 30, 2002, MuniYield Florida
Insured Fund's Preferred Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 25, 2002. A description of the proposal and number of shares voted are as follows:


                                                               Shares Voted            Shares Withheld
                                                                   For                   From Voting
1. To elect the Fund's Board of Trustees: Terry K. Glenn,
   M. Colyer Crum, Laurie Simon Hodrick, J. Thomas Touchton
   and Fred G. Weiss                                               2,338                       0




SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P      Moody's      Face
STATE           Ratings  Ratings     Amount  Issue                                                                   Value
California--    A1+      VMIG1++   $  1,400  Metropolitan Water District of Southern California, Waterworks
1.1%                                         Revenue Bonds, VRDN, Series C-1, 1.60% due 7/01/2036 (g)             $   1,400


Florida--       AA       NR*          2,065  Beacon Tradeport Community Development District, Florida,
129.2%                                       Special Assessment Revenue Refunding Bonds (Commercial Project),
                                             Series A, 5.625% due 5/01/2032                                           2,086

                                             Boynton Beach, Florida, Utility System, Revenue Refunding
                                             Bonds (c):
                AAA      Aaa            700     6.25% due 11/01/2020 (h)                                                806
                AAA      Aaa          3,375     6.25% due 11/01/2020                                                  3,501

                AAA      Aaa          3,000  Brevard County, Florida, IDR (NUI Corporation Project), AMT,
                                             6.40% due 10/01/2024 (a)                                                 3,254

                                             Citrus County, Florida, PCR, Refunding (Florida Power Company--
                                             Crystal River) (b):
                AAA      Aaa          2,100     6.625% due 1/01/2027                                                  2,161
                AAA      Aaa          5,750     Series B, 6.35% due 2/01/2022                                         5,913

                                             Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
                AAA      Aaa          5,000     5.75% due 10/01/2012                                                  5,267
                AAA      Aaa          2,650     6.55% due 10/01/2013                                                  2,742
                AAA      Aaa         12,715     6.60% due 10/01/2022                                                 13,191

                AAA      Aaa          4,500  Dade County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds (Baptist Hospital of Miami Project), Series A,
                                             5.75% due 5/01/2021 (b)(h)                                               4,908

                A1       VMIG1++        250  Dade County, Florida, IDA, Exempt Facilities Revenue Refunding
                                             Bonds (Florida Power and Light Co.), VRDN, 1.75% due 6/01/2021 (g)         250

                NR*      Aaa          1,250  Duval County, Florida, HFA, S/F Mortgage Revenue Refunding
                                             Bonds, AMT, 6.20% due 4/01/2020 (b)(d)(i)                                1,318

                AAA      Aaa          5,000  Escambia County, Florida, HFA, S/F Mortgage Revenue Refunding
                                             Bonds, AMT, 7% due 4/01/2028 (d)(i)                                      5,256

                NR*      Aaa          5,500  Escambia County, Florida, Health Facilities Authority, Health
                                             Facility Revenue Bonds (Florida Health Care Facility Loan),
                                             5.95% due 7/01/2020 (a)                                                  6,028

                                             First Florida Governmental Financing Commission Revenue Bonds (b):
                AAA      Aaa            890     5.70% due 7/01/2007 (f)                                                 995
                AAA      Aaa          2,110     5.70% due 7/01/2017                                                   2,227

                AAA      Aaa          1,150  Florida HFA, Housing Revenue Bonds (Brittany Rosemont Apartments),
                                             AMT, Series C-1, 6.75% due 8/01/2014 (a)                                 1,202

                AAA      Aaa          1,480  Florida Housing Finance Corporation, Homeowner Mortgage Revenue
                                             Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)                  1,563



Portfolio
Abbreviations


To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Florida Insured Fund, April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                S&P      Moody's      Face
STATE           Ratings  Ratings     Amount  Issue                                                                   Value
Florida                                      Florida State Board of Education, Capital Outlay, GO
(concluded)                                  (Public Education):
                AA+      Aaa       $  1,650     Series B, 5.875% due 6/01/2005 (f)                                $   1,812
                AA+      Aa2          2,000     Series E, 5.50% due 6/01/2018                                         2,098

                AAA      Aaa          6,190  Florida State Board of Education, Lottery Revenue Bonds,
                                             Series A, 6% due 7/01/2015 (c)                                           6,897

                AAA      NR*          2,500  Florida State Board of Education, Public Education, GO,
                                             Refunding, Series D, 5.75% due 6/01/2022 (e)                             2,654

                AAA      Aaa          1,000  Hillsborough County, Florida, IDA, Revenue Refunding Bonds
                                             (Allegany Health System--J. Knox Village), 6.375% due
                                             12/01/2003 (b)(f)                                                        1,024

                NR*      Aaa          6,000  Hillsborough County, Florida, School Board, COP, 5.375% due
                                             7/01/2026 (b)                                                            6,055

                AAA      Aaa          2,615  Hillsborough County, Florida, School District, Sales Tax
                                             Revenue Refunding Bonds, 5.375% due 10/01/2020 (a)                       2,684

                                             Jacksonville, Florida, Electric Authority, Electric System
                                             Revenue Bonds, VRDN (g):
                A1+      VMIG1++        200     Series C, 1.70% due 10/01/2030                                          200
                A1+      VMIG1++        200     Sub-Series A, 1.70% due 10/01/2010                                      200

                A1       VMIG1++        100  Jacksonville, Florida, PCR, Refunding (Florida Power and
                                             Light Co. Project), VRDN, 1.80% due 5/01/2029 (g)                          100

                NR*      Aaa          2,250  Jacksonville, Florida, Port Authority, Seaport Revenue Bonds,
                                             AMT, 5.625% due 11/01/2026 (b)                                           2,296

                AAA      NR*          1,225  Lee County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County
                                             Program), AMT, Series A, Sub-Series 3, 7.45% due 9/01/2027 (d)(i)(k)     1,355

                                             Lee County, Florida, Hospital Board of Directors, Hospital
                                             Revenue Bonds (Memorial Health System), VRDN (g):
                NR*      NR*            300     Series A, 1.75% due 4/01/2025                                           300
                NR*      NR*            200     Series B, 1.75% due 4/01/2027                                           200

                A1       VMIG1++        100  Martin County, Florida, PCR, Refunding (Florida Power & Light
                                             Company Project), VRDN, 1.80% due 7/15/2022 (g)                            100

                AAA      Aaa          2,000  Miami Beach, Florida, Water and Sewer Revenue Bonds, 5.75%
                                             due 9/01/2025 (a)                                                        2,121

                AAA      Aaa          5,000  Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                             International Airport), AMT, Series A, 6% due 10/01/2024 (c)             5,327

                AAA      Aaa          2,000  Miami-Dade County, Florida, Educational Facilities Authority
                                             Revenue Bonds (University of Miami), Series A, 5.75% due
                                             4/01/2029 (a)                                                            2,107

                AAA      NR*          3,480  Miami-Dade County, Florida, Health Facilities Authority,
                                             Hospital Revenue Refunding Bonds, DRIVERS, Series 208, 9.25%
                                             due 8/15/2017 (a)(j)                                                     3,930

                AAA      Aaa          1,115  Miami-Dade County, Florida, IDA, IDR (BAC Funding Corporation
                                             Project), Series A, 5.375% due 10/01/2030 (a)                            1,128

                AAA      Aaa          2,000  Miami-Dade County, Florida, School Board, COP, Series A, 5.50%
                                             due 10/01/2020 (e)                                                       2,065

                AAA      Aaa          2,515  North Miami Beach, Florida, GO, 6.30% due 2/01/2024 (c)                  2,690

                NR*      Aaa          4,765  Orange County, Florida, Educational Facilities Authority,
                                             Educational Facilities Revenue Refunding Bonds (Rollins
                                             College Project), 5.50% due 12/01/2032 (a)                               4,905

                NR*      Aaa          6,500  Orange County, Florida, School Board, COP, Series A, 5.25%
                                             due 8/01/2023 (b)                                                        6,538

                AAA      Aaa          5,330  Orange County, Florida, Tourist Development, Tax Revenue Bonds,
                                             5.50% due 10/01/2032 (a)                                                 5,470

                                             Orange County, Florida, Tourist Development, Tax Revenue
                                             Refunding Bonds, Series A (a):
                AAA      Aaa            835     6.50% due 10/01/2010                                                    867
                AAA      Aaa            165     6.50% due 10/01/2010 (h)                                                172

                AAA      Aaa          1,500  Palm Beach County, Florida, Criminal Justice Facilities
                                             Revenue Bonds, 7.20% due 6/01/2015 (c)                                   1,882

                                             Palm Beach County, Florida, School Board, COP, Series A:
                AAA      Aaa          5,000     6% due 8/01/2010 (c)(f)                                               5,733
                AAA      Aaa          1,500     5.50% due 8/01/2022 (a)                                               1,553

                AAA      Aaa          2,500  Pasco County, Florida, PCR, Refunding (Florida Power--Anclote),
                                             6.35% due 2/01/2022 (b)                                                  2,576

                A1       VMIG1++        300  Saint Lucie County, Florida, PCR, Refunding (Florida Power and
                                             Light Company Project), VRDN, 1.75% due 9/01/2028 (g)                      300

                AAA      Aaa          6,600  Sarasota County, Florida, Public Hospital Board, Revenue
                                             Refunding Bonds (Sarasota Memorial Hospital), Series B, 5.50%
                                             due 7/01/2028 (b)                                                        6,937

                AAA      Aaa          4,920  Sarasota County, Florida, Utility System Revenue Bonds, 6.50%
                                             due 10/01/2004 (c)(f)                                                    5,482

                A+       A1           4,000  South Broward, Florida, Hospital District, Hospital Revenue
                                             Bonds, 5.625% due 5/01/2032                                              3,969

                AAA      Aaa          2,275  South Florida Water Management District, Special Obligation
                                             Land Acquisition Revenue Bonds, 6% due 10/01/2015 (a)                    2,403


New York--      A1+      VMIG1++        200  New York City, New York, City Transitional Finance Authority
0.2%                                         Revenue Bonds, Future Tax Secured, VRDN, Sub-Series B-1, 1.65%
                                             due 11/01/2027 (g)                                                         200


Puerto          AAA      NR*          7,500  Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232,
Rico--16.1%                                  9.12% due 7/01/2017 (j)                                                  8,756

                                             Puerto Rico Electric Power Authority, Power Revenue Bonds:
                AAA      Aaa          4,000     Series HH, 5.25% due 7/01/2029 (e)                                    4,049
                AAA      Aaa          1,970     Series II, 5.375% due 7/01/2019 (b)                                   2,063

                A-       Baa3         1,145  Puerto Rico Public Finance Corporation Revenue Bonds,
                                             Commonwealth Appropriation, Series E, 5.70% due 8/01/2025                1,186

                NR*      Aaa          3,550  Puerto Rico Public Finance Corporation Revenue Refunding
                                             Bonds, RIB, Series 522X, 8.92% due 8/01/2022 (b)(j)                      3,803


                Total Investments (Cost--$172,622)--146.6%                                                          180,255
                Other Assets Less Liabilities--2.2%                                                                   2,681
                Preferred Shares, at Redemption Value--(48.8%)                                                     (60,000)
                                                                                                                  ---------
                Net Assets Applicable to Common Shares--100.0%                                                    $ 122,936
                                                                                                                  =========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(h)Escrowed to maturity.
(i)FNMA Collateralized.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(k)FHLMC Collateralized.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.


MuniYield Florida Insured Fund, April 30, 2002


STATEMENT OF NET ASSETS


                 As of April 30, 2002
Assets:          Investments, at value (identified cost--$172,622,355)                                        $ 180,255,240
                 Cash                                                                                                96,239
                 Receivables:
                    Interest                                                                $   2,556,207
                    Securities sold                                                               173,542         2,729,749
                                                                                            -------------
                 Prepaid expenses and other assets                                                                    4,825
                                                                                                              -------------
                 Total assets                                                                                   183,086,053
                                                                                                              -------------

Liabilities:     Payables:
                    Investment adviser                                                             74,798
                    Dividends to shareholders                                                      46,804           121,602
                                                                                            -------------
                 Accrued expenses and other liabilities                                                              28,186
                                                                                                              -------------
                 Total liabilities                                                                                  149,788
                                                                                                              -------------

Preferred        Preferred Shares, par value $.05 per share (2,400 shares of AMPS*
Shares:          issued and outstanding at $25,000 per share liquidation preference)                             60,000,000
                                                                                                              -------------

Net Assets       Net assets applicable to Common Shares                                                       $ 122,936,265
Applicable To                                                                                                 =============
Common Shares:

Analysis of      Common Shares, par value $.10 per share (8,440,456 shares issued
Net Assets       and outstanding)                                                                             $     844,046
Applicable to    Paid-in capital in excess of par                                                               117,649,822
Common Shares:   Undistributed investment income--net                                                             1,288,934
                 Accumulated realized capital losses on investments--net                                        (4,479,422)
                 Unrealized appreciation on investments--net                                                      7,632,885
                                                                                                              -------------
                 Total--Equivalent to $14.57 net asset value per Common Share
                 (market price--$13.62)                                                                       $ 122,936,265
                                                                                                              =============


*Auction Market Preferred Shares.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                 For the Six Months Ended April 30, 2002
Investment       Interest                                                                                     $   4,970,816
Income:

Expenses:        Investment advisory fees                                                   $     453,342
                 Commission fees                                                                   76,794
                 Accounting services                                                               42,826
                 Professional fees                                                                 37,753
                 Transfer agent fees                                                               15,951
                 Trustees' fees and expenses                                                       13,366
                 Listing fees                                                                      10,193
                 Printing and shareholder reports                                                   9,930
                 Custodian fees                                                                     5,898
                 Pricing fees                                                                       4,686
                 Other                                                                              9,898
                                                                                            -------------
                 Total expenses                                                                                     680,637
                                                                                                              -------------
                 Investment income--net                                                                           4,290,179
                                                                                                              -------------

Realized &       Realized loss on investments--net                                                                 (29,192)
Unrealized       Change in unrealized appreciation on investments--net                                          (3,165,900)
Loss On                                                                                                       -------------
Investments--    Total realized and unrealized loss on investments--net                                         (3,195,092)
Net:                                                                                                          -------------

Dividends &      Investment income--net                                                                           (412,272)
Distributions    Realized gain on investments--net                                                                  (6,648)
to Preferred                                                                                                  -------------
Shareholders:    Total dividends and distributions to Preferred Shareholders                                      (418,920)
                                                                                                              -------------
                 Net Increase in Net Assets Resulting from Operations                                         $     676,167
                                                                                                              =============

See Notes to Financial Statements.


MuniYield Florida Insured Fund, April 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six           For the
                                                                                           Months Ended         Year Ended
                                                                                            April 30,          October 31,
                 Increase (Decrease) in Net Assets:                                            2002               2001++
Operations:      Investment income--net                                                     $   4,290,179     $   8,447,491
                 Realized gain (loss) on investments--net                                        (29,192)         3,678,378
                 Change in unrealized appreciation/depreciation on investments--net           (3,165,900)         5,204,929
                 Total dividends and distributions to Preferred Shareholders                    (418,920)       (1,927,752)
                                                                                            -------------     -------------
                 Net increase in net assets resulting from operations                             676,167        15,403,046
                                                                                            -------------     -------------

Dividends &      Investment income--net                                                       (3,797,508)       (6,569,327)
Distributions    Realized gain on investments--net                                               (22,502)                --
to Common                                                                                   -------------     -------------
Shareholders:    Net decrease in net assets resulting from dividends and distributions
                 to Common Shareholders                                                       (3,820,010)       (6,569,327)
                                                                                            -------------     -------------

Capital Share    Value of shares issued to Common Shareholders in reinvestment of
Transactions:    dividends and distributions                                                       45,169                --
                                                                                            -------------     -------------

Net Assets       Total increase (decrease) in net assets applicable to Common Shares          (3,098,674)         8,833,719
Applicable to    Beginning of period                                                          126,034,939       117,201,220
Common Shares:                                                                              -------------     -------------
                 End of period*                                                             $ 122,936,265     $ 126,034,939
                                                                                            =============     =============

                 *Undistributed investment income--net                                      $   1,288,934     $   1,208,535
                                                                                            =============     =============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                              April 30,           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share         Net asset value, beginning of period        $   14.94    $   13.89    $   13.30    $   15.79    $   15.50
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++++  Investment income--net                            .51         1.00         1.02         1.01         1.09
                  Realized and unrealized gain (loss)
                  on investments--net                             (.38)         1.06          .61       (1.96)          .48
                  Dividends and distributions to
                  Preferred Shareholders:
                     Investment income--net                       (.05)        (.23)        (.29)        (.15)        (.23)
                     Realized gain on investments--net             --++           --           --         --++        (.04)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.11)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                  .08         1.83         1.34       (1.21)         1.30
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions to
                  Common Shareholders:
                     Investment income--net                       (.45)        (.78)        (.75)        (.86)        (.84)
                     Realized gain on investments--net             --++           --           --        (.01)        (.17)
                     In excess of realized gain on
                     investments--net                                --           --           --        (.41)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions to
                  Common Shareholders                             (.45)        (.78)        (.75)       (1.28)       (1.01)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $   14.57    $   14.94    $   13.89    $   13.30    $   15.79
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of period       $   13.62    $   14.21    $  12.125    $  12.125    $  15.625
                                                              =========    =========    =========    =========    =========

Total             Based on market price per share            (1.05%)+++       24.17%        6.45%     (15.43%)       11.21%
Investment                                                    =========    =========    =========    =========    =========
Return:**         Based on net asset value per share            .68%+++       13.96%       11.17%      (8.20%)        8.76%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Total expenses***                              1.12%*        1.15%        1.14%        1.12%        1.04%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total investment income--net***                7.04%*        6.90%        7.55%        6.88%        6.94%
Common Shares:                                                =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Shareholders                                    .68%*        1.58%        2.13%        1.04%        1.45%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Shareholders                                   6.36%*        5.32%        5.42%        5.84%        5.49%
                                                              =========    =========    =========    =========    =========

Ratios Based on   Total expenses                                  .75%*         .77%         .75%         .75%         .71%
Average Net                                                   =========    =========    =========    =========    =========
Assets of         Total investment income--net                   4.73%*        4.63%        4.94%        4.64%        4.76%
Common & Preferred                                            =========    =========    =========    =========    =========
Shares:***

Ratios Based on   Dividends to Preferred Shareholders            1.39%*        3.21%        4.03%        2.16%        3.16%
Average Net                                                   =========    =========    =========    =========    =========
Assets of
Preferred Shares:

Supplemental      Net assets, net of Preferred Shares,
Data:             end of period (in thousands)                $ 122,936    $ 126,035    $ 117,201    $ 112,219    $ 132,313
                                                              =========    =========    =========    =========    =========
                  Preferred Shares outstanding, end of
                  period (in thousands)                       $  60,000    $  60,000    $  60,000    $  60,000    $  60,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             29.53%       78.48%       40.41%       85.16%       62.35%
                                                              =========    =========    =========    =========    =========

Leverage:         Asset coverage per $1,000                   $   3,049    $   3,101    $   2,953    $   2,870    $   3,205
                                                              =========    =========    =========    =========    =========

Dividends Per     Investment income--net                      $     172    $     803    $   1,010    $     538    $     790
Share On                                                      =========    =========    =========    =========    =========
Preferred Shares
Outstanding:


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Shareholders.
++Amount is less than $.01 per share.
++++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Aggregate total investment return.

See Notes to Financial Statements.



MuniYield Florida Insured Fund, April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

For the six months ended April 30, 2002, the Fund reimbursed FAM
$4,231 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $51,913,796 and $54,507,244, respectively.

Net realized losses for the six months ended April 30, 2002 and net unrealized gains on April 30, 2002 were as follows:


                                     Realized        Unrealized
                                      Losses           Gains

Long-term investments             $   (29,192)     $  7,632,885
                                  ------------     ------------
Total                             $   (29,192)     $  7,632,885
                                  ============     ============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $7,632,885, of which $7,924,970 related to appreciated securities and $292,085 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $172,622,355.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the six months ended April 30, 2002 increased by 3,098 as a result of dividend reinvestment and during the year ended October 31, 2001 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at April 30, 2002 was 1.55%.

Shares issued and outstanding during the six months ended April 30, 2002 and during the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002 Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $54,264 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $3,135,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 8, 2002, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.075000 per share, payable on May 30, 2002 to shareholders of record as May 20, 2002.



MuniYield Florida Insured Fund, April 30, 2002


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.



QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2002 were as follows:


                                     Percent of
S&P Rating/Moody's Rating           Total Assets

AAA/Aaa                                 90.9%
AA/Aa                                    2.3
A/A                                      2.8
Other*                                   2.5

*Temporary investments in short-term municipal securities.



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
Donald W. Burton, Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Stephen M. Benham, Secretary


Vincent R. Giordano, Senior Vice President of MuniYield Florida
Insured Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Giordano well in his retirement.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MFT